EXHIBIT 32

               CERTIFICATIONS OF JOSEPH R. ROZELLE,
   PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER,
                PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Quarterly Report on Form 10-Q of China Growth Corporation, (the "Company") for the period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, the undersigned officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The  Report  fully  complies with the  requirements  of
section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date February 14, 2008            /s/  JOSEPH R. ROZELLE
                                  -------------------------------
                                  JOSEPH R. ROZELLE
                                  Principal Executive Officer
                                  and Principal Financial Officer


The foregoing certification is being furnished as an exhibit to the Form 10-Q pursuant to Item 601(b)(32) of Regulation S-K and
Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code) and, accordingly, is not being filed as part of the Form 10-Q for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filings of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.